                                 AMENDMENT NO. 8

                                       TO

                  AMENDED AND RESTATED MASTER DISTRIBUTION PLAN
                                (CLASS B SHARES)
                            (SECURITIZATION FEATURE)

     The Amended and Restated Master Distribution Plan (the "Plan"), dated as of August 18, 2003, pursuant to Rule 12b-1, is hereby amended, effective September 15, 2004, as follows:

     1. Schedule A to the Plan is hereby deleted and replaced in its entirety with Schedule A attached hereto.

     All other terms and provisions of the Plan not amended hereby shall remain in full force and effect.

                                   SCHEDULE A
                              AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN
                                (CLASS B SHARES)
                          DISTRIBUTION AND SERVICE FEES

     The Fund shall pay the Distributor or the Assignee as full compensation for all services rendered and all facilities furnished under the Distribution Plan for the Class B Shares of each Portfolio designated below, a Distribution Fee and a Service Fee determined by applying the annual rate set forth below to the average daily net assets of the Class B Shares of the Portfolio. Average daily net assets shall be computed in a manner used for the determination of the offering price of Class B Shares of the Portfolio.

AIM EQUITY FUNDS

                                             Maximum Asset   Maximum    Maximum
                                              Based Sales    Service   Aggregate
                                                Charge         Fee        Fee
                                             -------------   -------   ---------
Portfolios
AIM Aggressive Growth Fund                       0.75%        0.25%      1.00%
AIM Blue Chip Fund                               0.75%        0.25%      1.00%
AIM Capital Development Fund                     0.75%        0.25%      1.00%
AIM Charter Fund                                 0.75%        0.25%      1.00%
AIM Constellation Fund                           0.75%        0.25%      1.00%
AIM Core Strategies Fund                         0.75%        0.25%      1.00%
AIM Dent Demographic Trends Fund                 0.75%        0.25%      1.00%
AIM Diversified Dividend Fund                    0.75%        0.25%      1.00%
AIM Emerging Growth Fund                         0.75%        0.25%      1.00%
AIM Large Cap Basic Value Fund                   0.75%        0.25%      1.00%
AIM Large Cap Growth Fund                        0.75%        0.25%      1.00%
AIM Mid Cap Growth Fund                          0.75%        0.25%      1.00%
AIM Select Basic Value Fund                      0.75%        0.25%      1.00%
AIM U.S. Growth Fund                             0.75%        0.25%      1.00%
AIM Weingarten Fund                              0.75%        0.25%      1.00%

AIM FUNDS GROUP

                                             Maximum Asset   Maximum    Maximum
                                              Based Sales    Service   Aggregate
                                                Charge         Fee        Fee
                                             -------------   -------   ---------
Portfolios
AIM Balanced Fund                                0.75%        0.25%      1.00%
AIM Basic Balanced Fund                          0.75%        0.25%      1.00%
AIM European Small Company Fund                  0.75%        0.25%      1.00%
AIM Global Value Fund                            0.75%        0.25%      1.00%
AIM International Emerging Growth Fund           0.75%        0.25%      1.00%
AIM Mid Cap Basic Value Fund                     0.75%        0.25%      1.00%
AIM Premier Equity Fund                          0.75%        0.25%      1.00%
AIM Select Equity Fund                           0.75%        0.25%      1.00%
AIM Small Cap Equity Fund                        0.75%        0.25%      1.00%

AIM GROWTH SERIES

                                             Maximum Asset   Maximum    Maximum
                                              Based Sales    Service   Aggregate
                                                Charge         Fee        Fee
                                             -------------   -------   ---------
Portfolios
AIM Aggressive Allocation Fund                   0.75%        0.25%      1.00%
AIM Basic Value Fund                             0.75%        0.25%      1.00%
AIM Conservative Allocation Fund                 0.75%        0.25%      1.00%
AIM Mid Cap Core Equity Fund                     0.75%        0.25%      1.00%
AIM Moderate Allocation Fund                     0.75%        0.25%      1.00%
AIM Small Cap Growth Fund                        0.75%        0.25%      1.00%
AIM Global Trends Fund                           0.75%        0.25%      1.00%

AIM INTERNATIONAL MUTUAL FUNDS

                                             Maximum Asset   Maximum    Maximum
                                              Based Sales    Service   Aggregate
                                                Charge         Fee        Fee
                                             -------------   -------   ---------
Portfolios
AIM Asia Pacific Growth Fund                     0.75%        0.25%      1.00%
AIM European Growth Fund                         0.75%        0.25%      1.00%
AIM Global Aggressive Growth Fund                0.75%        0.25%      1.00%
AIM Global Growth Fund                           0.75%        0.25%      1.00%
AIM International Growth Fund                    0.75%        0.25%      1.00%
INVESCO International Core Equity Fund           0.75%        0.25%      1.00%

AIM INVESTMENT FUNDS

                                             Maximum Asset   Maximum    Maximum
                                              Based Sales    Service   Aggregate
                                                Charge         Fee        Fee
                                             -------------   -------   ---------
Portfolios
AIM Developing Markets Fund                      0.75%        0.25%      1.00%
AIM Global Health Care Fund                      0.75%        0.25%      1.00%
AIM Libra Fund                                   0.75%        0.25%      1.00%
AIM Trimark Fund                                 0.75%        0.25%      1.00%
AIM Trimark Endeavor Fund                        0.75%        0.25%      1.00%
AIM Trimark Small Companies Fund                 0.75%        0.25%      1.00%

AIM INVESTMENT SECURITIES FUNDS

                                             Maximum Asset   Maximum    Maximum
                                              Based Sales    Service   Aggregate
                                                Charge         Fee        Fee
                                             -------------   -------   ---------
Portfolios
AIM High Yield Fund                              0.75%        0.25%      1.00%
AIM Income Fund                                  0.75%        0.25%      1.00%
AIM Intermediate Government Fund                 0.75%        0.25%      1.00%
AIM Money Market Fund                            0.75%        0.25%      1.00%
AIM Municipal Bond Fund                          0.75%        0.25%      1.00%
AIM Total Return Bond Fund                       0.75%        0.25%      1.00%
AIM Real Estate Fund                             0.75%        0.25%      1.00%

AIM SPECIAL OPPORTUNITIES FUNDS

                                             Maximum Asset   Maximum    Maximum
                                              Based Sales    Service   Aggregate
                                                Charge         Fee        Fee
                                             -------------   -------   ---------
Portfolios
AIM Opportunities I Fund                         0.75%        0.25%      1.00%
AIM Opportunities II Fund                        0.75%        0.25%      1.00%
AIM Opportunities III Fund                       0.75%        0.25%      1.00%

AIM TAX-EXEMPT FUNDS

                                             Maximum Asset   Maximum    Maximum
                                              Based Sales    Service   Aggregate
                                                Charge         Fee        Fee
                                             -------------   -------   ---------
Portfolio
AIM High Income Municipal Fund                   0.75%        0.25%      1.00%

AIM COMBINATION STOCK & BOND FUNDS

                                                             Maximum    Maximum
                                             Maximum Based   Service   Aggregate
                                             Sales Charge      Fee        Fee
                                             -------------   -------   ---------
Portfolio
INVESCO Core Equity Fund                         0.75%        0.25%      1.00%
INVESCO Total Return Fund                        0.75%        0.25%      1.00%

AIM COUNSELOR SERIES TRUST

                                             Maximum Asset   Maximum    Maximum
                                              Based Sales    Service   Aggregate
                                                Charge         Fee        Fee
                                             -------------   -------   ---------
Portfolio
INVESCO Advantage Health
Sciences Fund                                    0.75%        0.25%      1.00%
INVESCO Multi-Sector Fund                        0.75%        0.25%      1.00%

AIM SECTOR FUNDS

                                             Maximum Asset   Maximum    Maximum
                                              Based Sales    Service   Aggregate
                                                Charge         Fee        Fee
                                             -------------   -------   ---------
Portfolio
INVESCO Energy Fund                              0.75%        0.25%      1.00%
INVESCO Financial Services Fund                  0.75%        0.25%      1.00%
INVESCO Gold & Precious Metals Fund              0.75%        0.25%      1.00%
INVESCO Health Sciences Fund                     0.75%        0.25%      1.00%
INVESCO Leisure Fund                             0.75%        0.25%      1.00%
INVESCO Technology Fund                          0.75%        0.25%      1.00%
INVESCO Utilities Fund                           0.75%        0.25%      1.00%

AIM STOCK FUNDS

                                             Maximum Asset   Maximum    Maximum
                                              Based Sales    Service   Aggregate
                                                Charge         Fee        Fee
                                             -------------   -------   ---------
Portfolio
INVESCO Dynamics Fund                            0.75%        0.25%      1.00%
INVESCO Mid-Cap Growth Fund                      0.75%        0.25%      1.00%
INVESCO Small Company Growth Fund                0.75%        0.25%      1.00%